Exhibit 10.12

TRUST AGREEMENT

between

NORTH PENN BANCORP, INC.

and

FIRST BANKERS TRUST SERVICES, INC.

(the “TRUSTEE”)

for

NORTH PENN BANK

EMPLOYEE STOCK OWNERSHIP PLAN

Entered into as of June 1, 2005

ii

TRUST AGREEMENT

for

NORTH PENN BANK

EMPLOYEE STOCK OWNERSHIP PLAN

This AGREEMENT (“Agreement”) is made as of the 1st day of June, 2005 by and between North Penn Bancorp, Inc., a Pennsylvania-chartered banking corporation with its executive offices at 216 Adams Avenue, Scranton, Pennsylvania (the “Company”), and First Bankers Trust Services, Inc. (the “Trustee”).

W I T N E S S E T H :

WHEREAS, North Penn Bank (the “Bank”) has by action of its Board of Directors, adopted an Employee Stock Ownership Plan (“Plan”) to be qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (“Code”), as well as the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) for the exclusive benefit of its eligible employees (“Participants”) and their beneficiaries; and

WHEREAS, the Bank has in accordance with the terms of the Plan, selected a Plan Administrator to administer the Plan; and

WHEREAS, the Plan contemplates the establishment and continuance of a trust so long as it remains in effect to be and to remain qualified for tax-exempt status under section 501(a) of the Code, to which contributions will be made from time to time, to be accepted, invested and maintained in accordance with this Agreement; and

WHEREAS, the Plan provides for the assets of such trust to be invested primarily in shares (“Shares”) of common stock of the Company and for assumption of debt for the purpose of purchasing Shares;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Trustee hereby agree as follows:

ARTICLE I

Trust Fund

Section 1.1 Definitions and Construction.

Unless the context of this Trust Agreement clearly indicates otherwise, the terms defined in Section 3 of the Plan shall, when used herein, have the same meaning as in said Plan. Where appearing in this Agreement, the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and vice versa. The headings in this Trust Agreement are used for the convenience of reference only and are to be ignored in any constructions of the provisions thereof.

Section 1.2 Trust Fund.

The Company hereby establishes with the Trustee a trust, pursuant to the Plan, in which shall be deposited such Shares and such sums of money as shall from time to time be paid or delivered to or deposited with the Trustee by or with the approval of the Company in accordance with terms of the Plan. All such Shares and all such sums of money, all investments and reinvestments thereof and all earnings, appreciation and additions allocable thereto, less losses, depreciation and expenses allocable thereto and any payments made therefrom as authorized under the Plan or this Agreement shall constitute the “Trust Fund”. The Trust Fund shall be held, managed and administered by the Trustee, IN TRUST, and dealt with in accordance with the provisions of this Agreement and in accordance with any funding policy or guidelines established under the Plan that are communicated in writing to the Trustee.

Section 1.3 Non-diversion of Funds.

Notwithstanding anything to the contrary contained in this Agreement or any amendment thereto, no part of the Trust Fund other than such expenses, fees, indemnities and taxes properly charged to the Trust Fund under the Plan or this Agreement shall be used for or diverted to purposes other than for the exclusive benefit of Participants and their beneficiaries. Notwithstanding the foregoing, contributions made to the Trust Fund may be returned to the contributing employer at the direction of the Plan Administrator if the Plan Administrator certifies in writing to the Trustee that the amount being returned is permitted under the terms of the Plan and applicable law.

ARTICLE II

Investment and Administration

Section 2.1 Collection of Contributions.

The Trustee shall have no authority over and shall have no responsibility for the administration of the Plan. The Trustee shall be under no duty to enforce the payment of any contribution to the Trust Fund and shall not be responsible for the adequacy of the Trust Fund to satisfy any obligations for benefits expenses and liabilities under the Plan. In addition to making contributions, the Company, through the Plan Administrator, shall furnish the Trustee with such information and data relative to the Plan as is necessary for the proper administration of the Trust Fund.

Section 2.2 In General.

The Trust Fund shall be held by the Trustee and shall be invested and reinvested as hereinafter provided in this Article II, without distinction between principal and income and without regard to the restrictions of the laws of the Commonwealth of Pennsylvania, or of any other jurisdiction, relating to the investment of trust funds.

Section 2.3 Appointment of Investment Manager.

(a) The Plan Administrator may, in its discretion, appoint an investment manager (“Investment Manager”) to direct the investment and reinvestment of all or any portion of the Trust Fund. Any such Investment Manager shall either (i) be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”); (ii) be a bank, as defined in the Investment Advisers Act; or (iii) be an insurance company qualified to perform investment services under the laws of more than one state.

(b) The Plan Administrator shall give written notice to the Trustee of the appointment of an Investment Manager pursuant to section 2.3(a). Such notice shall include: (i) a specification of the portion of the Trust Fund to which the appointment applies; (ii) a certification by the Plan Administrator that the Investment Manager satisfies the requirements of section 2.3(a)(i), (ii) or (iii); (iii) a copy of the instruments appointing the Investment Manager and evidencing the Investment Manager’s acceptance of the appointment; (iv) directions as to the manner in which the Investment Manager is authorized to give instructions to the Trustee, including the persons authorized to give instructions and the number of signatures required for any written instruction; (v) an acknowledgment by the Investment Manager that it is a fiduciary of the Plan; and (vi) if applicable, a certificate evidencing the Investment Manager’s current registration under the Investment Advisers Act. For purposes of this Agreement, the appointment of an Investment Manager pursuant to this section 2.3 shall become effective as of the effective date specified in such notice, or, if later, as of the date on which the Trustee receives proper notice of such appointment.

(c) The Plan Administrator shall give written notice to the Trustee of the resignation or removal of an Investment Manager previously appointed pursuant to this section 2.3. From and after the date on which the Trustee receives such notice, or, if later, the effective date of the resignation or removal specified in such notice, the Plan Administrator shall be responsible, in accordance with section 2.4, for the investment and reinvestment of the portion of the Trust Fund theretofore managed by such Investment Manager, until such time as a successor Investment Manager has been duly appointed pursuant to this section 2.3.

Section 2.4 Investment Decisions.

(a) The Trustee shall invest and reinvest the Trust Fund in accordance with the directions of the Plan Administrator, or, to the extent provided in Article V in accordance with the directions of an Investment Manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommendation with respect to the disposition or continued retention of any such investment. The Trustee shall have no liability or responsibility for its actions or inaction pursuant to the direction of, or its failure to act in the absence of directions from, the Plan Administrator or an Investment Manager, except to the extent provided in Article V. The Company hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim or liability which may be asserted against the Trustee by reason of any action or inaction by it pursuant to a direction by the Plan Administrator or by an Investment Manager or failing to act in the absence of any such direction.

(b) The Plan Administrator or an Investment Manager appointed pursuant to section 2.3 may, at any time and from time to time, issue orders for the purchase or sale of securities directly to a broker; and in order to facilitate such transaction, the Trustee upon request shall execute and deliver appropriate trading authorizations. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Plan Administrator or the Investment Manager, and the execution of each such order shall be confirmed by written advice to the Trustee by the broker. Such notification shall be authority for the Trustee to pay for securities purchased against receipt thereof and to deliver securities sold against payment therefor, as the case may be.

(c) To the extent that neither the Plan Administrator nor an Investment Manager furnishes directions as to the investment of the Trust Fund, the Trustee shall invest and reinvest the Trust Fund (i) in Shares and (ii) to the extent that it is not practicable to invest and reinvest the Trust Fund in Shares, in any savings account, time or other interest bearing deposit in or other interest bearing obligation of any one or more savings banks, savings and loan associations, banks and other financial institutions, or any of them, including the Company, or, subject to section 2.5, in any commingled, common or group trust fund at least 75% of the assets of which are invested in such savings accounts, time or other interest bearing deposits or other interest bearing obligations.

(d) Unless the Plan Administrator directs the Trustee otherwise, the Trustee shall have the power and authority, to be exercised in its sole discretion at any time and from time to time, to issue and place orders for the purchase or sale of securities directly with qualified brokers or dealers. Such orders may be placed with such qualified broker and/or dealers who also provide investment information or other research or statistical services to the Trustee in its capacity as a fiduciary or investment manager for other clients.

Section 2.5 Investment in Commingled Funds

The Trustee may, if directed to do so by the Plan Administrator or an Investment Manager or if authorized to do so pursuant to section 2.3(c), invest any amounts, other than Shares, held by it under this Agreement in any commingled or group trust fund described in section 401(a) of the Code and exempt under section 501(a) of the Code or in any common trust fund exempt under section 584 of the Code, provided that such trust fund satisfies the requirements of this Agreement applicable to such amounts and that the Trustee serves as trustee of such commingled, group or common trust fund. To the extent that the Trust Fund is at any time invested in any commingled, group or common trust fund, the declaration of trust or other instrument pertaining to such fund and any amendments thereto are hereby adopted as part of this Agreement and deemed to form a part of the Plan. If there is any conflict between the provisions of this Agreement and such declaration of trust or other instrument, then the terms of the declaration of trust or other instrument of the commingled, group or common trust shall govern.

Section 2.6 Investment to Short-Term Obligations.

Notwithstanding any provisions of this Article II to the contrary, the Trustee, in its sole discretion or in consultation with the Plan Administrator, may retain uninvested cash or cash balances, to provide cash or cash balances, such investments in whatever portion of the Trust Fund that it may deem advisable, without being required to pay interest thereon. Pending investment, the Trustee, in its sole discretion, may temporarily invest any funds held or received by it for investment in an investment fund established thereunder, in commercial paper or in obligations of, or guaranteed by, the United States Government or any of its agencies. The Trustee shall have no obligation to purchase or sell Shares except as directed by the Plan Administrator.

Section 2.7 Trustee’s Administrative Authority.

(a) The Trustee shall be a directed trustee within the meaning of ERISA §403(a)(1) and shall at all times operate and administer the Plan in accordance with the proper direction of the Plan Administrator, subject in all cases to the requirements of ERISA. In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or by other provisions of this Agreement, but subject to the provisions of section 2.3 and this Article II, the Trustee is authorized and empowered:

(i) to sell, exchange, convey, transfer or dispose of and also to grant options with respect to any property, whether real or personal, at any time held by it, and any sale may be made by private contract or by public auction, and for cash or upon credit, or partly for cash and partly upon credit, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

(ii) to retain, manage, operate, repair and rehabilitate and to mortgage or lease for any period any real estate held by it and, in its discretion, cause to be formed any corporation or trust to hold title to any such real property;

(iii) subject to section 2.8, to vote in person or by proxy on any stocks, bonds, or other securities held by it, to exercise any options appurtenant to any stocks, bonds or other securities for the conversion thereof into other stocks, bonds or securities, or to exercise any rights to subscribe for additional stocks, bonds or other securities and to make any and all necessary payment therefor and to enter into any voting trust:

(iv) with respect to any investment, to join in, dissent from, or oppose any action or inaction of any corporation, or of the directors, officers or stockholders of any corporation, including, without limitation, any reorganization, recapitalization, consolidation, liquidation, sale or merger;

(v) to settle, adjust, compromise, or submit to arbitration any claims, debts or damages due or owing to or from the Trust Fund;

(vi) to deposit any property with any protective, reorganization or similar committee, to delegate power thereto and to pay and agree to pay part of its expenses and compensation and any assessments levied with respect to any property so deposited.

In exercising such powers with respect to any portion of the Trust Fund that is invested pursuant to section 2.4(c), the Trustee shall act in its discretion. In exercising such powers with respect to any portion of the Trust Fund that is invested pursuant to directions of the Plan Administrator or of an Investment Manager, the Trustee shall act in accordance with directions provided by the Plan Administrator or Investment Manager. The Trustee shall be under no duty or obligation to review any action to be taken, nor to recommend any action, pursuant to this section 2.7(a) with respect to any portion of the Trust Fund that is under the direction of the Plan Administrator or an Investment Manager. The Trustee shall have no liability or responsibility for its actions or inaction pursuant to the direction of, or its failure to act in the absence of directions from, the Plan Administrator or an Investment Manager, except to the extent provided in Article V. The Company hereby agrees to identify the Trustee and hold it harmless from and defend it against any claim or liability which may be asserted against the Trustee by reason of any action or inaction by it pursuant to a direction given by the Plan Administrator or by an Investment Manager or failing to act in the absence of any such direction.

(b) In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or other provisions of this Agreement, but subject to Section 1.3 and this Article II, the Trustee is authorized and empowered, in its discretion;

(i) to commence or defend suits or legal proceedings, and to represent the Trust Fund in all suits or legal proceedings in any court or before any other body or tribunal;

(ii) to register securities in its name or in the name of any nominee or nominees with or without indication of the capacity in which the securities shall be held, or to hold securities in bearer form;

(iii) subject to section 2.9, to borrow or raise moneys for the purposes of the trust from any lender, except the Trustee, in its individual capacity, and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust Fund, and no person lending money to the Trustee shall be bound to see the application of the money loaned or to inquire into the validity, expediency of propriety of any such borrowing;

(iv) to make distributions in cash or in Shares upon the direction of the Plan Administrator;

(v) to employ legal counsel, brokers and other advisors, agents, or employees to perform services for the Trust Fund or to advise it with respect to its duties and obligations under this Agreement and in connection with the Trust, and to pay them from the Trust Fund such reasonable compensation as it deems appropriate.

(vi) to make, execute, acknowledge, and deliver any and all deeds, leases, assignments and instruments; and

(vii) generally to do all acts which the Trustee may deem necessary or desirable for the administration and protection of the Trust Fund.

(c) If two or more individuals are acting as Trustee, any Trustee powers, authority or decisions shall be exercised or made only after the affirmative resolution of the majority of such persons.

Section 2.8 Exercise of Voting and Other Rights with Respect to Shares.

(a) Notwithstanding anything in this Agreement to the contrary, each Participant (or beneficiary thereof) shall have the authority and responsibility to direct the exercise of the voting, dissent and appraisal rights, or to direct how to respond to any tender or exchange offer (voting, dissent, appraisal, tender offer, exchange offer and similar rights shall be referred to collectively as “Stock Rights”) appurtenant to any Shares that are allocated to such person’s account under the Plan. With respect to any Shares that are held the Trust Fund (a) unallocated to the accounts of individual persons or (b) allocated to the accounts of individual persons who did not provide instructions pursuant to the preceding sentence, the Trustee shall act in accordance with Section 12.7 of the Plan for each matter as to which Stock Rights are to be exercised. The Company hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim asserted against or liability imposed on the Trustee by reason of its having acted on any direction given in accordance with this Section 2.8 and Section 12.7 of the Plan, or failing to act in the absence of any such direction. If the Company purchases fiduciary liability insurance, it shall add the Trustee as a covered insured.

(b) Proceeds resulting from the sale of any Shares pursuant to a tender offer shall be temporarily invested by the Trustee in such short-term interest-bearing accounts or instruments as it may select until the Plan Administrator shall direct the Trustee as to the specific investments or kinds of investments in which such proceeds shall be permanently invested.

(c) The Trustee shall have no duty to solicit directions from Participants except as specified in this Article and shall have no liability with respect to any tender or withholding from tender of any Shares in accordance with the provisions of this Article.

(d) The Trustee shall have the authority to override any instruction received from the Plan Administrator or Participants to the extent the Trustee believes, on the advice of legal counsel, that doing so is necessary to comply with ERISA or other applicable law.

(e) No Participant shall have by reason of this Article any right, title, or interest in Shares other than the right to instruct the Trustee with respect to such Shares in the case of an occasion for the exercise of Stock Rights as set forth in this Article.

Section 2.9 Acquisition Loans.

(a) The Trustee shall, if directed to do so by the Plan Administrator, obtain a loan from any lender selected by the Company (“Acquisition Loan”) on behalf of the Plan and shall apply the proceeds of such Acquisition Loan in the proportions directed by the Plan Administrator:

(i) to purchase Shares; or

(ii) to make payments of principal or interest, or a combination of principal and interest, with respect to such Acquisition Loan; or

(iii) to make payments of principal and interest, or a combination of principal and interest, with respect to a previously obtained Acquisition Loan that is then outstanding.

Any such Acquisition Loan shall be on such terms and conditions as the plan Administrator may determine, and the Trustee shall have no duty or obligation to inquire as to the expediency or propriety of any such Acquisition Loan or any of the terms and conditions hereof. The Trustee has no discretion whatsoever in making any such loan (which is or will be secured by the Company) and shall act only as directed by the Plan Administrator.

(b) If directed to do so by the Plan Administrator, the Trustee shall execute a promissory note, in its capacity as Trustee, evidencing the obligation of the Plan to repay an Acquisition Loan and shall pledge, in such proportions as the Plan Administrator may direct, the following assets of the Plan as collateral for such Acquisition Loan:

(i) any Shares purchased with the proceeds of such Acquisition Loan; and

(ii) any Shares purchased with the proceeds of a previous Acquisition Loan, provided that such previous Acquisition Loan is repaid with the proceeds of the Acquisition Loan for which such Shares are pledged.

(iii) other collateral permissible under federal law.

Any Acquisition Loan shall be without recourse against the Plan or the Trustee, and, except as specifically provided in this Section 2.9, no assets of the Plan shall be pledged as collateral for an Acquisition Loan.

The Trustee shall apply the Company’s contributions to the Trust Fund designated to repay an Acquisition Loan, the earnings on such contributions, and the earnings with respect to Shares that shall have been pledged as collateral for an Acquisition Loan, in such proportions as the Plan Administrator may direct, to the payment of principal and interest with respect to such Acquisition Loan.

Section 2.10 Employer Contributions for Loan Repayment

The employers participating in the Plan, in the aggregate, shall contribute under the Plan amounts sufficient to pay each installment of principal and interest on all Acquisition Loans payable by the Trust pursuant to this Article on or before the date such installment is due and to meet the obligations of the Trustee under the loan; provided, however, that no such contributions shall be made if they would adversely affect the qualification of the Plan or Trust under Section 401(a) or 501(a) of the Code; and provided, further, that if payments due to be made in any one or more years on any loan is deferred under the terms of the loan agreement from the date otherwise due under the terms of the loan agreement and other loan documents, then the employers shall have no obligation to contribute to the Plan any amounts until actually due under the loan agreement and other loan documents.

ARTICLE III

Trustee and Plan Administrator

Section 3.1 Plan Administrator.

The Company shall certify to the Trustee the names and specimen signatures of the persons designated as Plan Administrator (as defined and described in the Plan) appointed by the Company to administer the Plan and give directions to the Trustee. Such certification shall include directions as to the number of signatures required for any communication or direction to the Trustee. The Company shall promptly give notice to the Trustee of changes in any person designated as the Plan Administrator. The Plan Administrator may also certify to the Trustee the name of any person, together with a specimen signature of any such person who is not designated as Plan Administrator, authorized to act for the Plan Administrator in relation to the Trustee. The Plan Administrator shall promptly give notice to the Trustee of any change in any person authorized to act on behalf of the Plan Administrator. For all purposes under this Agreement, until any such notice is received by the Trustee, the Trustee shall be fully protected in assuming that the persons designated as Plan Administrator and the authority of any person certified to act in its behalf remain unchanged.

Section 3.2 Trustee’s Reliance.

The Trustee shall be fully protected in relying and acting upon any certificate, notice or direction of the Plan Administrator, or of a person authorized to act on its behalf, or of the Company or of an Investment Manager which the Trustee believes to be genuine and to have been signed by the person or persons duly authorized to sign such certificate, notice, or direction.

Section 3.3 Legal Counsel.

In addition to the provisions of Section 2.7(b)(v), the Trustee may employ legal counsel (who may be counsel to the Company) and may charge to the ,Company or the Trust Fund, if not paid by the Company within a reasonable time, as determined by the Trustee, the reasonable legal fees incurred by the Trustee in determining its duties and obligations hereunder or in connection with the Trust. The opinions of such counsel shall be full and complete protection with respect to any action taken, or omitted, by the Trustee hereunder in good faith in accordance with the opinion of such counsel.

Section 3.4 Liability Under the Plan.

The duties and obligations of the Trustee shall be limited to those expressly set forth in this Agreement, notwithstanding any reference herein to the Plan. Notwithstanding any other provision of this Trust Agreement, any individual designated as a Trustee hereunder shall be indemnified and held harmless by the Company and the Trust Fund to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to, attorneys’ fees and disbursements reasonably incurred by or imposed upon such individual in connection with any claim made against him or in which he may be involved by reason of his being, or having been, a Trustee hereunder, to the extent such amounts are not satisfied by fiduciary liability insurance that may or may not be maintained by the Company. Further, any corporate Trustee and its officers, directors and agents shall be indemnified and held harmless by the Company and the Trust Fund to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to, attorneys’ fees and disbursements reasonably incurred by or imposed upon such persons land/or corporation in connection with any claim made against it or them or in which it or them may be involved by reason of its being, or having been, a Trustee hereunder, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken or the failure to take action.

Section 3.5 Claims Limited to Trust Fund.

The Trustee in its corporate capacity shall not be liable for claims of any persons in any manner regarding the Plan; such claims shall be limited to the Trust Fund. The Trustee shall not be liable to make distributions or payments of any kind unless sufficient funds are available therefor in the Trust Fund. The Trustee shall be responsible only for such money and other property as are received by it as Trustee under this Agreement.

Section 3.6 Trustee as Agent.

The Company or anyone acting on its behalf may at any time engage the Trustee in its corporate (and not its fiduciary) capacity as agent to perform any act, keep any records or accounts, or make any computations required by the Company or the Plan Administrator. Any such agency relationship shall be established by a separate agreement between the Company and the Trustee. The existence of such agreement and actions performed by the Trustee under such agreement shall not affect its responsibilities as Trustee under this Agreement.

Section 3.7 Indemnification.

The Company and the Trustee may, by separate agreement, agree on terms by which the Company shall indemnify the Trustee in connection with Trustee’s carrying out its duties hereunder, in addition to any other indemnification provided for hereunder.

Section 3.8 Party in Interest Information.

The Company shall provide the Trustee with such information concerning the relationship between any person or organization and the Plan as the Trustee reasonably requests in order to determine whether such person or organization is a “party in interest” with respect to the Plan within the meaning of Section 3(14) of ERISA.

Section 3.9 Disputes.

If a dispute arises as to the payment of any funds or delivery of any assets by the Trustee, the Trustee may withhold such payment or delivery until the dispute is determined by a court of competent jurisdiction or finally settled in writing by the parties concerned,

ARTICLE IV

Distributions from the Trust Fund

Section 4.1 In General.

The Trustee shall make payments from the Trust Fund in such amounts, at such times, and to such persons as the Plan Administrator may, from time to time, direct.

Section 4.2 Direction by the Plan Administrator.

(a) A direction by the Plan Administrator to make a distribution from the Trust Fund shall:

(i) be made in writing;

(ii) specify the amount of the payment or the number of Shares to be distributed, the date such payment is to be made, the person to whom payment is to be made, and the address to which the payment is to be sent; and

(iii) be deemed to certify to the Trustee that such direction and any payment pursuant thereto are authorized under the terms of the Nan and applicable law;

(b) The Trustee shall be entitled to rely conclusively on the Plan Administrator’s certification of its authority to direct a payment without independent investigation. The Trustee shall have no liability to any person with respect to payments made in accordance with the provisions of this Article IV.

(c) If the Plan Administrator advises the Trustee that benefits have become payable with respect to a Participant’s interest in the Trust Fund but does’ not instruct the Trustee as to the manner of payment, the Trustee shall hold the Participant’s interest in the Trust until it receives written instructions from the Plan Administrator as to the manner of payment. The Trustee shall not pay benefits from the Trust Fund without such instructions, even though it may be informed from other sources, including, without limitation, a Participant or Beneficiary, that benefits are payable under the Plan. The Trustee shall have no responsibility to determine when, to whom, or in what amount benefits and expenses are payable under the Plan. If the Plan

Administrator so directs, the Trustee shall segregate amounts payable with respect to the interest in the Plan of any Participant and administer them separately from the rest of the Trust Fund in accordance with the Plan Administrator’s instructions. The Plan Administrator shall certify to the Trustee that any such instructions are consistent with the Plan.

(d) In addition to any “deemed” certification under Section 4.2(a)(iii), the Trustee may require the Plan Administrator to certify in writing that any payment Of benefits or expenses it instructs the Trustee to make pursuant to Section 4.1 is: (i) in accordance with the terms of the Plan, and/or (ii) one which the Plan Administrator is authorized by the Plan and any other applicable instruments to direct, and/or (iii) made for the exclusive purpose of providing benefits to Participants and their beneficiaries, or defraying reasonable expenses of Plan administration, and/or (iv) not made to a party in interest, within the meaning of Section 3(14) of ERISA, and/or (v) not a prohibited transaction under ERISA or the Code. If the Trustee requests, instructions to pay benefits shall be made by the Plan Administrator on forms prepared by the Trustee that include any or all of the above representations. The Trustee shall be fully protected in relying on the truth of any such representation by the Plan Administrator and shall have no duty to investigate whether such representations are correct or to see to the application of any amounts paid to the recipient. The Company shall indemnify the Trustee and hold it harmless from any liability resulting from acts or omissions taken in reliance on such representations.

Section 4.3 Method of Payment.

Payments of money by the Trustee may be made by its check payable to the order of the payee designated by the Plan Administrator and mailed to the payee in care of the Company. Distributions of Shares shall be made by causing the Company or its transfer agent, to issue to the distributee a stock certificate evidencing ownership of the designated number of Shares. To the extent that any distribution of Shares to any person requires the registration of such Shares under the securities or blue sky laws of the United States or any state, or otherwise requires any governmental approvals, the Company shall undertake to complete such registration or obtain such approvals at its sole expense.

ARTICLE V

Trustee’s and Plan Administrator’s Responsibilities

Section 5.1 General Standard of Care.

The Trustee, the persons designated as Plan Administrator and any Investment Manager shall at all times discharge their duties with respect to the Trust Fund solely in the interest of the Participants and their beneficiaries and with the care, skill, prudence, and diligence that, under the circumstances prevailing, a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

Section 5.2 No Liability for Acts of Others.

No “fiduciary” (as such term is defined in section 3(21) of ERISA under this Agreement shall be liable for an act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibility is allocated to such other person by this Agreement or pursuant to a procedure established in this Agreement except to the extent that:

(a) such fiduciary participated knowingly in, or knowingly undertook to conceal, an act or omission of such other person, knowing such act or omission to be a breach of fiduciary responsibility;

(b) such fiduciary, by his failure to comply with section 404(a)(1) of ERISA in the administration of his specific responsibilities which give rise to his status as a fiduciary, has enabled such other person to commit a breach of fiduciary responsibility;

(c) such fiduciary has knowledge of a breach of fiduciary responsibility by such other person, unless he makes reasonable efforts under the circumstances to remedy the breach; or

(d) such fiduciary is a “named fiduciary” (as such term is defined in Section 402(a)(2) of ERISA) and has violated his duties under Section 404(a)(l) of ERISA:

(i) with respect to the allocation of fiduciary responsibilities among named fiduciaries or the designation of persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement;

(ii) with respect to the establishment or implementation of procedures for allocating fiduciary responsibilities among named fiduciaries or for designating persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement; or

(iii) in continuing the allocation of fiduciary responsibilities among named fiduciaries or the designation of persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement.

Section 5.3 Indemnification of Trustee.

Notwithstanding any other provision of this Agreement, any individual designated as a trustee hereunder shall be indemnified and held harmless by the Company to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to attorneys’ fees and disbursements reasonably incurred by or imposed upon such individual in connection with any claim made against him or in which he may be involved by reason of his being, or having been, a trustee hereunder, to the extent such amounts are not satisfied by insurance maintained by the Company. Further, any corporate trustee and its officers, directors and agents shall be held harmless by the Company to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to attorneys’ fees and disbursements reasonably incurred by or imposed upon such persons and/or corporation in connection with any claim made against it or them or in which it or they may be involved by reason of its being, or having been, a trustee, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken.

ARTICLE VI

Trustee’s Accounts

Section 6.1 Accounts.

The Trustee shall keep accurate and detailed accounts of all investments, reinvestment receipts and disbursements, and other transactions hereunder, and all such accounts and the books and records relating thereto shall be open to inspection at all reasonable times by the Company or the Plan Administrator or persons designated by them.

Section 6.2 Valuation of Trust Fund.

The Trustee shall value or cause to be valued the Trust Fund as of the last day of each Plan Year (“Valuation Date”), and shall report to the Plan Administrator the value of the Trust Fund as of such date, within a reasonable time after the first day of the month next succeeding each Valuation Date.

Section 6.3 Reports to the Plan Administrator.

(a) Within sixty (60) days following the last day of each fiscal year of the Trust, and within sixty (60) days following the effective date of the resignation or removal of the Trustee as provided in Section 8.1, the Trustee shall render to the Plan Administrator a written account setting forth all investments, receipts, disbursements and other transactions affecting the Trust Fund or any investment fund, which account shall be signed by the Trustee and mailed to the Plan Administrator.

(b) The Plan Administrator shall notify the Trustee in writing of any objection or exception to an account so rendered not later than ninety (90) days following the date on which the Account was mailed to the Plan Administrator, whereupon the Plan Administrator and the Trustee shall cooperate in resolving such objection or exception.

(c) If the Plan Administrator has not communicated in writing to the Trustee within ninety (90) days following the mailing of the account to the Plan Administrator any exception or objection to the account, the account shall become an account stated at the end of such ninety (90) day period. If the Plan Administrator does communicate such an exception or objection, as to which it later becomes satisfied, the Plan Administrator shall thereupon indicate in writing its approval of the account, or of the account as amended, and the account shall thereupon become an account stated.

(d) Whenever an account shall have become an account stated as aforesaid, such account shall be deemed to be finally settled and shall be conclusive upon the Trustee, the Company and all persons having or claiming to have any interest in the Trust Fund or under the Plan, and the Trustee shall be fully and completely discharged and release to the same extent as if the account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Company, and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties.

Section 6.4 Right of Judicial Settlement.

Notwithstanding the provisions of Section 6.3, the Trustee, the Plan Administrator and the Company, or any of them, shall have the right to apply at any time to a court of competent jurisdiction for the judicial settlement of the Trustee’s account. In any such case, it shall be necessary to join as parties thereto only the Trustee, the Plan Administrator, and the Company, and any judgment or decree which may be entered therein shall be conclusive upon all persons having or claiming to have any interest in the Trust Fund or under the Plan.

Section 6.5 Enforcement of Agreement.

To protect the Trust Fund from expenses which might otherwise be incurred, the Company and the Plan Administrator shall have authority, either jointly or severally, to enforce this Agreement on behalf of all persons claiming any interest in the Trust Fund or under the Plan, and no other person may institute or maintain any action or proceeding against the Trustee or the Trust Fund in the absence of written authority from the Plan Administrator or a judgment of a court of competent jurisdiction that in refusing authority the Plan Administrator acted fraudulently or in bad faith.

ARTICLE VII

Taxes; Compensation of Trustee

Section 7.1 Taxes.

All taxes that may be levied or assessed upon or in respect of the Trust Fund shall be paid from the Trust Fund. The Trustee shall notify the Plan Administrator of any proposed or final assessments of taxes and may assume that any such taxes are lawfully levied or assessed unless the Plan Administrator advises it in writing to the contrary within 15 days after receiving the above notice from the Trustee. In such case, the Trustee, if requested by the Plan Administrator in writing, shall contest the validity of such taxes in any manner deemed appropriate by the Plan Administrator; the Company may itself contest the validity of any such taxes, in which case the Plan Administrator shall so notify the Trustee and the Trustee shall have no responsibility or liability respecting such contest. If either party to this Agreement contests any such proposed levy or assessments, the other party shall provide such information and cooperation as the party conducting the contest shall reasonably request.

Section 7.2 Compensation of Trustee; Expenses.

The Trustee shall receive for its services hereunder such compensation as may be agreed upon in writing from time to time by the Company and the Trustee and shall be reimbursed for its reasonable expenses, including counsel fees, incurred in the performance of its duties hereunder. The Trustee shall deduct from and charge against the Trust Fund such compensation and all such expenses unless previously paid by the Company, except that all commissions paid in connection with the acquisition or sale of Shares shall be paid by the Company. In no event shall any compensation be paid from the Trust Fund to any individual trustee who receives full-time compensation as an employee of the Company or an affiliate within the meaning of Section 424(e) or (f) of the Code.

ARTICLE VIII

Resignation and Removal of Trust

Section 8.1 Resignation or Removal of Trustee.

The Trustee, or any individual trustee, may resign as trustee hereunder at any time by giving sixty (60) days prior written notice to the Company. The Company may remove the Trustee, or any individual trustee, as trustee hereunder at any time by giving prior written notice of such removal, which shall include notice of the appointment of a successor trustee. Such removal shall take effect not earlier than sixty (60) days following receipt of such notice by the Trustee, or any individual trustee, unless otherwise agreed upon by the Trustee and the Company.

Section 8.2 Appointment of Successor.

In the event of the resignation or removal of the Trustee, or any individual trustee, a successor trustee shall be appointed by the Company. Except as is otherwise provided in section 8.1, such appointment shall take effect upon delivery to the Trustee of an instrument so appointing the successor and an instrument of acceptance executed by such successor, both of which instruments shall be duly acknowledged before a notary public. If within sixty (60) days after notice of resignation shall have been given by the Trustee a successor shall not have been appointed as aforesaid, the Trustee may apply to any court of competent jurisdiction for the appointment of such successor.

Section 8.3 Succession.

(a) Upon the appointment of a successor hereunder, the Trustee shall transfer and deliver the Trust Fund to such successor; provided, however, that the Trustee may reserve such sum of money as it shall in its sole and absolute discretion deem advisable for payment of its fees and all expenses including counsel fees in connection with the settlement of its account, and any balance of such reserve remaining after the payment of such charges shall be paid over to the successor trustee. If such reserve shall be insufficient to pay such charges, the Trustee shall be entitled to recover the amount of any deficiency from the Company, from the successor trustee, or from both.

(b) Upon the completion of the succession and the rendering of its final accounts, the Trustee shall have no further responsibilities whatsoever under this Agreement.

Section 8.4 Successor Bound by Agreement.

All the provisions of this Agreement shall apply to any successor trustee with the same force and effect as if such successor had been originally named herein as the trustee hereunder,

ARTICLE IX

Amendment and Termination

Section 9.1 Amendment and Termination.

(a) The Company may, at any time and from time to time, by instrument in writing executed pursuant to authorization of its Board of Directors, (i) amend in whole or in part any or all of the provisions of this Agreement, or (ii) terminate this Agreement and the trust created hereby; provided, however, that no amendment which affects the rights, duties, fees or responsibilities of the Trustee may be made without the Trustee’s consent; and provided further that no such amendment shall divert any part of the Trust Fund to purposes other than for the exclusive benefit of the Participants or their beneficiaries at any time prior to the satisfaction of all liabilities with respect to such Participants and their beneficiaries under the Plan and this Agreement.

(b) Any such amendment shall become effective upon receipt by the Trustee of the instrument of amendment and endorsement thereon by the Trustee of its consent thereto, if such consent is required. Any such termination shall become effective upon the receipt by the Trustee of the instrument of termination; thereafter the Trustee, upon the direction of the Plan Administrator, shall liquidate the Trust Fund to the extent required for distribution and, after the final account of the Trustee has been approved or settled, shall distribute thy; balance of the Trust Fund remaining in its hands as directed by the Plan Administrator, or in the absence of such direction, as may be directed by a judgment or decree of a court of competent jurisdiction.

Following any such termination, the powers of the Trustee hereunder shall continue as long as any of the Trust Fund assets remains in its hands.

ARTICLE X

Miscellaneous

Section 10.1 Binding Effect: Assignability.

This Agreement shall be binding upon, and the powers granted to the Company and the Trustee, respectively, shall be exercisable by the respective successors and assigns of the Company and the Trustee. Any corporation which shall, by merger, consolidation, purchase, or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession and without any appointment or other action by the Company, be and become successor trustee hereunder.

Section 10.2 Governing Law.

This Agreement and the trust created and the Trust Fund held hereunder shall be interpreted, construed and administered in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that such laws are preempted by the federal laws of the United States of America. All contributions to the Trust Fund shall be deemed to take place in the Commonwealth of Pennsylvania.

Section 10.3 Notices.

Any communication to the Trustee, including any notice, direction, designation, certification, order, instruction, or objection shall be in writing and signed by the person authorized under the Plan to give the communication, The Trustee shall be fully protected in acting in accordance with these written communications. Any notice requited or permitted to be given to a party hereunder shall be deemed given if in writing and hand delivered or mailed, postage prepaid, certified mail, return receipt requested, to such party at the following address or at such other address as such party may by notice specify:

If to the Company:

North Penn Bancorp, Inc.

216 Adams Avenue

Scranton, Pennsylvania 18503-1692

If to the Trustee:

First Bankers Trust Services, Inc.

2321 Kochs Lane

P.O. Box 4005

Quincy, Illinois 62305

Attention: Linda Shultz, Trust Officer

Section 10.4 Severability.

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of enforceability of the remaining provisions.

Section 10.5 Waiver.

Failure of any party to insist at any time or times upon strict compliance with any provision of this Agreement shall not be a waiver of such provision at such time or any later time unless in a writing designated as a waiver and signed by or on behalf of the party against whom enforcement of the waiver is sought.

Section 10.6 Non-Alienation.

No interest, right or claim in or to any part of the Trust Fund or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind, and the Trustee and the Plan Administrator shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law.

Section 10.7 Qualified Plan and Trust.

This Agreement and the trust hereby created are part of an employee benefit plan which the Company intends shall be qualified under section 401(a) of the Code and until advised to the contrary, the Trustee may assume that the Plan so qualifies and that the trust is exempt from tax under section 501(a) of the Code. However, any taxes that may be assessed on or in respect of the Trust Fund shall be a charge against the Trust Fund. All contributions made prior to the receipt by the Bank of a determination from the Internal Revenue Service to the effect that the trust forming part of the Plan is a qualified trust under section 401(a) of the Code and that the trust is exempt from federal income tax under section 501(a) of the Code shall be made on the express condition that such a determination is received, and in the event that the Internal Revenue Service determines that the trust and the Plan are not so qualified, all contributions made prior to the date of the receipt of such determination after giving effect to any income gain or loss, less any compensation and expenses properly chargeable thereto, shall be returned to the Company.

Section 10.8 Compliance with Securities Laws.

In the event that the Plan or any portion thereof, or any interest therein, by virtue of investments made in Shares, shall be deemed to be a “security” for purposes of the Securities Act of 1933, the Securities Exchange Act of 1934 or any other federal or state law, for which there is no exemption from the registration, reporting, blue sky or other requirements applicable to securities under such laws, the Company shall, at its sole cost and expense, take all such actions as are necessary or appropriate to comply with the requirements of such laws. The Company hereby agrees to indemnify the Trustee and hold it harmless from and against any claim or liability which may be asserted against the Trustee by reason of any determination that the Plan or any portion thereof, or any interest therein, constitutes such a security.

Section 10.9 Headings.

The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Agreement, the text shall control.

Section 10.10 Construction of Language.

Whenever appropriate in this Agreement, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender or the neuter. Any reference to a section number shall refer to a section of this Agreement, unless otherwise indicated.

Section 10.11 Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ATTEST:	NORTH PENN BANCORP, INC.

	By:	/s/ Frederick L. Hickman
Secretary

FIRST BANKERS TRUST SERVICES, INC.

/s/ Kimberly Serbin	By:	/s/ Linda Shultz
	Name:	Linda Shultz
	Title:	Trust Officer